SUPPLEMENT DATED JUNE 27, 2006 TO THE PROSPECTUS FOR
               THE FIRST INVESTORS LIFE TAX TAMER I CONTRACT DATED
                                  MAY 1, 2006.

1. All references in the prospectus to the International Securities Subaccount and International Securities Fund are changed to the International Subaccount and International Fund respectively.

2. The third paragraph under the heading "The Life Series Funds" at page 10 of the prospectus is deleted in its entirety and replaced with the following:

      FIMCO, the investment adviser of the Life Series Funds, is a New York Corporation located at 95 Wall Street, New York, New York 10005. FIMCO and Life Series Funds have retained Wellington Management Company, 75 State Street, Boston, Massachusetts 02109, to serve as the subadviser of the Growth, and Focused Equity Funds, Paradigm Capital Management, Inc., Nine Elk Street, Albany, New York 12207, to serve as the subadviser of the Discovery Fund and Vontobel Asset Management, Inc., 450 Park Avenue, New York, New York 10022, to serve as the subadviser of the International Fund.

3. In the chart on page 11 of the prospectus, the Investment Objective of the International Fund is revised to long-term capital growth.

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